Long-Term Debt	12 Months Ended
Jun. 30, 2015
Debt Disclosure [Abstract]
Long-Term Debt

(8) LONG-TERM DEBT

As of June 30, 2015 and 2014, long-term debt was as follows (in millions):

	2015	2014
Term Loan Facility due 2021	$1,646.8	$2,010.8
8.125% Senior Secured Notes due 2020	—	750.0
10.125% Senior Unsecured Notes due 2020	325.6	500.0
6.00% Senior Unsecured Notes Due 2023	1,430.0	—
6.375% Senior Unsecured Notes Due 2025	350.0	—
Total debt obligations	3,752.4	3,260.8
Unamortized discount on Term Loan Facility	(19.8)	(20.6)
Unamortized premium on 6.00% Senior Unsecured Notes	7.1	—
Unamortized debt issuance costs	(71.0)	(89.4)
Carrying value of debt	3,668.7	3,150.8
Less current portion	(16.5)	(20.5)
Long-term debt, less current portion	$3,652.2	$3,130.3

On July 2, 2012, the Company and Zayo Capital, Inc. (“Zayo Capital”) issued $750.0 million aggregate principal amount of 8.125% senior secured first-priority notes due 2020 (the “2020 Secured Notes”) and $500.0 million aggregate principal amount of 10.125% senior unsecured notes due 2020 (the “2020 Unsecured Notes”, and together with the 2020 Secured Notes, the “2020 Notes”). On July 2, 2012, the Company also entered into a $250.0 million senior secured revolving credit facility (the “Revolver”) and a $1,620.0 million senior secured term loan facility (the “Term Loan Facility”), both of which have been subsequently amended (the “Credit Agreement”). The Term Loan Facility was issued at a discount of $30.0 million and has a maturity date of July 2019. The issue discount is being amortized to interest expense over the term of the loan. The terms of the amended Term Loan Facility require the Company to make quarterly principal payments of $5.1 million plus an annual payment of up to 50% of excess cash flow, as determined in accordance with the Credit Agreement (no such payment was required during the years ended June 30, 2015 and 2014, respectively).  A portion of the net proceeds from the Existing Notes and the Term Loan Facility, together with cash on hand and equity contributions (See Note 11—Equity ), were used to extinguish the Company’s prior term loan facility and revolver, to finance the cash tender offer for and subsequent redemption of the Company’s prior senior secured notes, to pay the cash consideration for the AboveNet acquisition, and to pay associated fees and expenses.

In connection with the debt extinguishment activities discussed above, the Company recognized an expense in July 2012 of $65.0 million associated with debt extinguishment costs, including a cash expense of $39.8 million associated with the payment of early redemption fees on the Company’s previous indebtedness and non-cash expenses of $17.0 million associated with the write-off of the Company’s unamortized debt issuance costs and $8.2 million associated with writing-off the net unamortized discount on the debt balances extinguished.

On October 5, 2012, the Company and Zayo Capital entered into a second amendment (the “Second Amendment”) to the Credit Agreement governing its Term Loan Facility and Revolver. Under the terms of the Second Amendment, effective October 5, 2012, the interest rate on the Term Loan Facility was adjusted to bear an interest rate at LIBOR plus 4.0% (subject to a 5.25% floor), which represented a decrease of 187.5 basis points from the original Credit Agreement. The Second Amendment also reduced the interest rate on the Revolver by 187.5 basis points.

On February 27, 2013, the Company and Zayo Capital entered into a Fourth Amendment (the “Fourth Amendment”) to the Company’s Credit Agreement. Under the terms of the Fourth Amendment, effective February 27, 2013, the interest rate on the Term Loan Facility was further adjusted to bear interest at LIBOR plus 3.5% (subject to a 4.5% floor). The amended terms represent a downward adjustment of 50 basis points on the spread and a further 25 basis point reduction minimum floor. Under the terms of the Fourth Amendment, the Revolver bore interest at LIBOR plus 3.00%, based on the Company’s current leverage ratio, which represented a 50 basis point reduction. The Fourth Amendment also amended certain terms and provisions of the Credit Agreement, including removing the senior secured and total leverage maintenance covenants and increasing the total leverage ratio required to be met in order to incur certain additional indebtedness from 5.00:1.00 to 5.25:1.00 as a multiple of EBITDA (as defined in the Credit Agreement).

In connection with the aforementioned amendments, the Company incurred early redemption call premiums of $16.2 million and $16.1 million for the Second Amendment and Fourth Amendment, respectively. The early redemption call premiums were paid with cash on hand to the syndicate of creditors in the Term Loan Facility. Prior to the consummation of the amendments, the Company requested the consent of all creditors holding balances in the Term Loan Facility to the amended terms. $15.3 million and $15.0 million of the early call premium paid to consenting creditors in the Second and Fourth Amendments, respectively, were accounted for as additional debt issuance costs for the modified obligations during the year ended June 30, 2013, which are being amortized over the term of the Term Loan Facility using the effective interest method. The remaining call premium of $0.9 million and $1.1 million associated with the Second and Fourth Amendments, respectively, that was paid to non-consenting creditors has been recorded as a loss on extinguishment of debt on the consolidated statements of operations for the year ended June 30, 2013. Existing and/or new creditors replaced the non-consented commitments, such that the full amount of the Term Loan Facility’s commitments were replaced in both the Second and Fourth Amendments.

In connection with the Second and Fourth Amendments, the Company recognized an expense of $12.2 million during the year ended June 30, 2013 associated with debt extinguishment costs. The loss on extinguishment of debt associated with the amendments includes the aforementioned early call premiums paid to non-consenting creditors, non-cash expense associated with the write off of unamortized debt issuance costs and issuance discounts on the debt balances accounted for as an extinguishment, and certain fees paid to third parties involved in the amendments.

On November 26, 2013, the Company and Zayo Capital entered into a Fifth Amendment (the “Fifth Amendment”) to the Company’s Credit Agreement. Under the terms of the Fifth Amendment, the Term Loan Facility was increased by $150.0 million to $1,749.8 million and the interest rate was adjusted to LIBOR plus 3.0% with a minimum LIBOR rate of 1.0%. The amended terms represented a downward adjustment of 50 basis points on the interest rate from the Fourth Amendment. The interest rate on the Revolver was amended to LIBOR plus 2.75% (based on the Company’s then current leverage ratio), which represented a downward adjustment of 25 basis points on the interest rate from the Fourth Amendment. In connection with the Fifth Amendment, the Company did not incur a re-pricing premium.

Also, in connection with the Fifth Amendment, the Company recognized an expense during the second quarter of Fiscal 2014 of $1.9 million associated with debt extinguishment costs, including cash expense of $1.0 million related to third party costs and non-cash expense of $0.9 million associated with the write-off of the Company’s unamortized debt issuance costs and discount on the Term Loan Facility accounted for as an extinguishment. The Company also incurred an additional $1.5 million in debt issuance costs in the second quarter of Fiscal 2014.

On May 16, 2014, the Company and Zayo Capital Inc. entered into a Sixth Amendment (the “Sixth Amendment”) to the Credit Agreement. Per the terms of the Sixth Amendment, the Company’s Term Loan Facility was increased by $275.0 million to $2,015.9 million and bears interest at the existing rate of LIBOR plus 3.0 percent with a minimum LIBOR rate of 1.0 percent. The $275.0 million add-on was priced at 99.5 percent. No other terms of the Credit Agreement were amended. In connection with the Sixth Amendment, the Company incurred an additional $3.2 million in debt issuance costs and $1.4 million was recorded as a discount.

On December 15, 2014, the Company redeemed $75.0 million of its outstanding 2020 Secured Notes at a price of 108.125% of the principal amount and $174.4 million of its outstanding 2020 Unsecured Notes at a price of 110.125% (collectively, the “December Notes Redemption”). As part of the Note Redemption, the Company recorded an early redemption call premium of $23.8 million which has been recorded as a loss on extinguishment of debt on the consolidated statements of operations in Fiscal 2015.

On January 23, 2015, the Company and Zayo Capital (together “the Issuers”) completed a private offering (the “January Notes Offering”) of $700.0 million aggregate principal amount of 6.00% senior unsecured notes due in 2023 (the “2023 Unsecured Notes”).  On March 9, 2015, the Issuers completed a private offering of an additional $730.0 million aggregate principal amount of 2023 Unsecured Notes at a premium of 1% (the “March Notes Offering”, and together with the January Notes Offering, the “2023 Notes Offerings”) resulting in aggregate gross proceeds for the 2023 Unsecured Notes of $1,437.3 million.  The issue premium of $7.3 million on the March Notes Offerings is being accreted against interest expense over the term of the notes under the effective interest method.  The 2023 Unsecured Notes bear interest at the rate of 6.00% per year, which is payable on April 1 and October 1 of each year, beginning on October 1, 2015. The 2023 Unsecured Notes will mature on April 1, 2023.  The net proceeds from the January Notes Offering were used to fund the Latisys acquisition (see Note 3 – Acquisitions).   The net proceeds from the March Notes Offering were used to redeem the Company’s remaining $675.0 million 2020 Secured Notes (the “Second Note Redemption”) at a price of 105.75%. As part of the Second Notes Redemption, we recorded an early redemption call premium of $38.8 million.  The call premium has been recorded as a loss on extinguishment of debt on the consolidated statements of operations for the year ended June 30, 2015.

On April 17, 2015, the Company entered into a Seventh Amendment (the “Seventh Amendment”) to the Credit Agreement. Per the terms of the Seventh Amendment, the Revolver was increased by $200.0 million to $450.0 million, and its maturity date was extended to the earliest of (i) five years after the effective date of the Seventh Amendment, (ii) six months prior to the maturity date of the Company’s Term Loan Facility, subject to amendment thereof, and (iii) six months prior to the maturity date of the Company’s 2020 Unsecured Notes, subject to repayment or amendment thereof.  The Seventh Amendment also increased the letter of credit commitment from $30.0 to $50.0 and provided that, in the event that the Term Loan Facility was amended or refinanced to remove all financial maintenance covenants, the Fixed Charge Coverage Ratio maintenance requirement would be replaced with a springing Senior Secured Leverage Ratio maintenance requirement applicable only to the Revolver. Further, pursuant to the Seventh Amendment, up to $50.0 of revolving loans and letters of credit may be denominated in or issued in, as applicable, Euros or British Pound Sterling. Further, pursuant to the Seventh Amendment, up to $50.0 million of revolving loans and letters of credit may be denominated in or issued in, as applicable, Euros or British Pound Sterling.

On May 6, 2015, the Company and Zayo Capital issued $350.0 million aggregate principal amount of 6.375% senior unsecured notes due in 2025 (the “2025 Senior Unsecured Notes”). Interest on the 2025 Unsecured Notes is payable on May 15 and November 15 of each year, beginning on November 15, 2015. The 2025 Unsecured Notes will mature on May 15, 2025. The net proceeds from the 2025 Senior Unsecured Notes were used to repay $344.5 million of the Company’s Term Loan Facility. As a result of the repayment, the Company recorded a loss on extinguishment of debt of $8.4 million.

On May 6, 2015, the Company entered into an Amendment and Restatement Agreement whereby the Credit Agreement was amended and restated in its entirety. The amended and restated Credit Agreement extended the maturity date of all of the outstanding term loans under the Term Loan Facility to May 6, 2021. The interest rate margins applicable to the Term Loan Facility were decreased by 25 basis points to LIBOR plus 2.75% with a minimum LIBOR of 1.0%. In addition, the amended and restated Credit Agreement removed the Fixed Charge Coverage Ratio covenant and replaced such covenant with a springing Senior Secured Leverage Ratio maintenance requirement applicable only to the Revolver, increased certain lien and debt baskets, and removed certain covenants related to collateral.

Interest rates on the Term Loan Facility and Revolver as of June 30, 2015 were 3.75% and 3.0%, respectively.

As of June 30, 2015, no amounts were outstanding under the Revolver. Standby letters of credit were outstanding in the amount of $9.2 million as of June 30 2015, leaving $440.8 million available under the Revolver as of June 30, 2015. The Revolver is subject to a i) fee per annum of 0.25% to 0.375% (based on the Company’s current leverage ratio) of the weighted-average unused capacity and ii) the undrawn amount of outstanding letters of credit backed by the Revolver are subject to a 0.25% fee per annum. Outstanding letters of credit backed by the Revolver accrue interest at a rate ranging from LIBOR plus 2.0% to LIBOR plus 3.0% per annum based upon the Company’s leverage ratio. The Revolver has a maturity date of January 2020.

Debt covenants

The indentures (the “Indentures”) governing the 2020 Unsecured Notes, the 2023 Unsecured Notes and the 2025 Unsecured Notes (collectively the “Notes”) contain covenants that, among other things, restrict the ability of the Company and its subsidiaries to incur additional indebtedness and issue preferred stock; pay dividends or make other distributions with respect to any equity interests, make certain investments or other restricted payments, create liens, sell assets, incur restrictions on the ability of the Company’s restricted subsidiaries to pay dividends or make other payments to the Company, consolidate or merge with or into other companies or transfer all or substantially all of their assets, engage in transactions with affiliates, and enter into sale and leaseback transactions.  The terms of the Indentures include customary events of default.

The Credit Agreement contains customary events of default, including among others, non-payment of principal, interest, or other amounts when due, inaccuracy of representations and warranties, breach of covenants, cross default to certain other indebtedness, insolvency or inability to pay debts, bankruptcy, or a change of control. The Credit Agreement also contains a covenant, applicable only to the Revolver, that the Company maintains a senior secured leverage ratio below 5.25:1.00 at any time when the aggregate principal amount of loans outstanding under the Revolver is greater than 35% of the commitments under the Revolver.

The Indentures governing the 2020 Unsecured Notes limit any increase in the Company’s secured indebtedness (other than certain forms of secured indebtedness expressly permitted under the indentures) to a pro forma secured debt ratio of 4.50 times the Company’s previous quarter’s annualized modified EBITDA, as defined in the Indentures, and limit the Company’s incurrence of additional indebtedness to a total indebtedness ratio of 5.25 times the previous quarter’s annualized modified EBITDA. The indentures governing the 2023 Unsecured Notes and the 2025 Unsecured Notes limit any increase in the Company’s secured indebtedness (other than certain forms of secured indebtedness expressly permitted under such indentures) to a pro forma secured debt ratio of 4.50 times the Company’s previous quarter’s annualized modified EBITDA (as defined in the indentures), and limit the Company’s incurrence of additional indebtedness to a total indebtedness ratio of 6.00 times the previous quarter’s annualized modified EBITDA.

The Company was in compliance with all covenants associated with its debt agreements as of June 30, 2015 and 2014.

Redemption rights

At any time prior to May 15, 2018 (for the 2025 Unsecured Notes), April 1, 2018 (for the 2023 Unsecured Notes) and July 1, 2016 (for the 2020 Unsecured Notes) the Company may redeem all or part of the applicable Notes at a redemption price equal to the sum of (i) 100% of the principal amount thereof, plus (ii) accrued interest and a “make-whole” premium, which is a lump sum payment derived from a formula based on the net present value of future coupon payments that will not be paid because of the early redemption.

On or after May 1, 2020 (for the 2025 Unsecured Notes),  April 1, 2018 (for the 2023 Unsecured Notes) or July 1, 2016 (for the 2020 Unsecured Notes), the Company may redeem all or part of the applicable Notes, at the redemption prices (expressed as percentages of principal amount and set forth below), plus accrued and unpaid interest and additional interest, if any, thereon, to the applicable redemption date, subject to the rights of the holders of the Notes on the relevant record date to receive interest due on the relevant interest payment date, if redeemed during the 12-month period of the years indicated below:

Year	Redemption Price (2020 Unsecured Notes)
2016	105.063%
2017	102.531%
2018 and thereafter	100.000%

Year	Redemption Price (2023 Unsecured Notes)
2018	104.500%
2019	103.000%
2020	101.500%
2021 and thereafter	100.000%

Year	Redemption Price (2025 Unsecured Notes)
2020	103.188%
2021	102.125%
2022	101.063%
2023 and thereafter	100.000%

The Company may purchase the Notes in open-market transactions, tender offers, or otherwise. The Company is not required to make any mandatory redemption or sinking fund payments with respect to the Notes.

Aggregate future contractual maturities of long-term debt (excluding issue discounts and premiums) were as follows as of June 30, 2015 (in millions):

Year Ended June 30,
2016	$16.5
2017	16.5
2018	16.5
2019	16.5
2020	16.5
Thereafter	3,669.9
Total	$3,752.4

Guarantees

The Notes are fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by all of the Company’s current and future domestic restricted subsidiaries. The Notes were co-issued with Zayo Capital, which does not have independent assets or operations.

Debt issuance costs

In connection with the Credit Agreement (and subsequent amendments thereto), and the various Note offerings, the Company incurred debt issuance costs of $99.3 million (net of extinguishments). These costs are being amortized to interest expense over the respective terms of the underlying debt instruments using the effective interest method, unless extinguished earlier, at which time the related unamortized costs are to be immediately expensed.

Unamortized debt issuance costs of $23.2 million, $0.7 million and $42.3 million associated with the Company’s previous indebtedness were recorded as part of the loss on extinguishment of debt during the years ended June 30, 2015, 2014 and 2013, respectively.

The balance of debt issuance costs as of June 30, 2015 and June 30, 2014 was $71.0 million and $89.4 million, net of accumulated amortization of $28.3 million and $25.4 million, respectively. The amortization of debt issuance costs is included on the consolidated statements of cash flows within the caption “Non-cash interest expense” along with the amortization or accretion of the premium and discount on the Company’s indebtedness and changes in the fair value of the Company’s interest rate derivatives.  Interest expense associated with the amortization of debt issuance costs was $13.9 million for the years ended June 30, 2015 and 2014 and $11.5 million during the year ended June 30, 2013.

Debt issuance costs are presented in the consolidated balance sheets as a reduction to “Long-term debt, non-current”.

Interest rate derivatives

On August 13, 2012, the Company entered into forward-starting interest rate swap agreements with an aggregate notional value of $750.0 million, a maturity date of June 30, 2017, and a start date of June 30, 2013. There were no up-front fees for these agreements. The contract states that the Company shall pay a 1.67% fixed rate of interest for the term of the agreement beginning on the start date. The counter-party will pay to the Company the greater of actual LIBOR or 1.25%. The Company entered in to the forward-starting swap arrangements to reduce the risk of increased interest costs associated with potential changes in LIBOR rates.

Changes in the fair value of interest rate swaps are recorded in interest expense in the consolidated statements of operations for the applicable period. The fair value of the interest rate swaps of $4.1 million and $2.0 million are included in “Other long term liabilities” in the Company’s consolidated balance sheet as of June 30, 2015 and 2014, respectively. During the year ended June 30, 2015, 2014 and 2013, $2.1 million, $4.6 million and $(2.6) were recorded as an increase/(decrease) in interest expense for the change in the fair value of the interest rate swaps.